UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2008

Date of Report

(Date of Earliest Event Reported)

PCS EDVENTURES!.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Idaho	000-49990	82-0475383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer File Number)

345 Bobwhite Court, Suite 200 Boise, Idaho	83706
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (208) 343-3110

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes is Registrant’s Certifying Accountant

On August 25, 2008, PCS Edventures!.com (PCS) notified HJ & Associates, LLC (HJ & Assoc.) they had been terminated as the Company’s auditor. The termination was approved by the audit committee of the Board of Directors.

HJ & Assoc. reported on the financial statements for the fiscal year ended March 31, 2001 through the FY2009 first quarter ended June 30, 2008.  Except as described below, the audit report of HJ & Assoc. on the consolidated financial statements of PCS Edventures!.com and Subsidiary as of and for the fiscal year ended March 31, 2008 and subsequent review did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.  HJ & Assoc. FY2008 audit report relating to the audit of PCS Edventures!.com consolidated financial statements for the fiscal year ended March 31, 2008 and review of financial statements for the FY2009 quarter ended June 30, 2008 included an emphasis paragraph relating to an uncertainty as to PCS Edventures!.com ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for the fiscal year ended March 31, 2008 and through the date of this current report, there were: (1) no disagreements between PCS Edventures!.com and HJ & Assoc. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HJ & Assoc, would have caused HJ & Assoc. to make reference to the subject matter of the disagreement in their report on PCS Edventures!.com consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

PCS has provided HJ & Assoc. a copy of the disclosures in this Form 8-K and has requested that HJ & Assoc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ & Assoc. agrees with PCS Edventures!.com statement in this Item 304 (a).  A copy of the letter filed with the Securities and Exchange Commission, dated August 25, 2008 furnished by HJ & Assoc. in response to that request is filed herewith as Exhibit 16.1 on this Form 8-K/A

The Company has engaged McElravy, Kinchen & Associates P.C. (“MKA”) to assume the role of its new certifying accountant. The decision to engage MKA was approved by the audit committee of the Board of Directors on August 1, 2008.  Although the Company and MK had agreed in general as the new auditors prior to August 25, 2008, the Company formally signed the MK engagement letter on August 18, 2008 after MK completed its internal procedures related to new attest client acceptance.

During the periods ended March 31, 2008 and the subsequent interim period ended June 30, 2008 and through the date of the firms engagement the Registrant did not consult with MKA with regard to:

(1)

the application of accounting principals to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(2)

any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

Item 9.01: Financial Statements and Exhibits

(a)    Exhibit

16.1  Letter of HJ & Associates, LLC dated August 26, 2008 (the former accountants)

Amendments to original filing:

(1) Date of Report from August 25, 2007 to August 25, 2008

(2) attachment of Exhibit 16.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PCS Edventures!.com, Inc.

Date 08/27/2008

 /s/ Anthony A. Maher

Anthony A. Maher, President and CEO